Exhibit 10.6


                           MODIFICATION REVOLVING NOTE

Chicago, Illinois                                            Dated: May 16, 2001
$12,000,000                                                Due: November 1, 2002


         This Modification Note is dated as of May 16, 2001, by and between GREAT SOUTHERN BANCORP, INC. (the "Maker") and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the "Bank"), having an address of 135 South LaSalle Street, Chicago, Illinois 60603.

         A. The Bank made a loan to the Maker evidenced by a certain Revolving Note dated October 8, 1999 signed by the Maker and payable to the order of the Bank, in the amount of $15,000,000, as modified by the Modification Revolving Note date June 26, 2000 in the amount of $25,000,000) and a Modification Revolving Note dated November 1, 2000 in the amount of $25,000,000 (the "Original Note") (collectively, the Original Note, as extended from time to time and as extended by this Modification Note, is referred to herein as the "Note"); and

         B.  Maker  desires  to  decrease  the   availability  of  the  Note  to
$12,000,000, and the Bank is willing, subject to certain conditions, to such extension in accordance with the terms of this Modification Note.

         NOW, THEREFORE, in consideration of these premises and the conditions and covenants contained herein, the parties agree as follows:

         The indebtedness initially evidenced by the Original Note shall be re-evidenced by this Modification Note in the amount of $12,000,000 and shall continue to be secured by all collateral securing the Original Note, including, without limitation, 100% of the common stock of Great Southern Bank and any stock splits, substitutions, proceeds or dividends thereon.

         This Modification Note is not being delivered in payment for the Original Note and is not intended to constitute a novation therefor. To the extent the provisions of this Modification Note are inconsistent or conflict with the terms of the Original Note or any other prior note evidencing the same indebtedness, the provisions of this Modification Note shall govern and control. In all other respects, the existing terms, conditions and provisions of the Original Note, including, without limitation, any late charges or expenses, remain in full force and effect and shall be incorporated by reference herein.

         If payment hereunder becomes due and payable on a Saturday, Sunday, or legal holiday under the laws of the United States or the State of Illinois, the due date hereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate specified during such extension period.

         Upon the occurrence of any one or more of the following: (a) default in the payment of any installment when due hereunder, or (b) default under the Original Note, any prior note evidencing the same indebtedness, this Modification Note or any of the Loan Documents, or (c) default under any other agreement now existing or hereafter entered into between the Maker and the Bank, the holder of the Note, in its sole discretion, may declare the entire remaining balance on the Note, including all accrued and unpaid interest to be immediately due and payable. Failure to exercise this option shall not waive the right of the holder to exercise the same in the event of a later default.

         Demand, presentment, protest, notice of non-payment and protest are hereby waived by Maker.

         This Modification Note has been delivered and shall be deemed to have been made at Chicago, Illinois and shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Illinois. Whenever possible each provision of the Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Note. Whenever in the Note there is reference made to Bank or Maker, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of the Note shall be binding upon and inure to the benefit of said successors and assigns, as applicable. Maker's successors and assigns shall include, without limitation a receiver, trustee or debtor-in-possession of or for Maker. All references to the singular shall be deemed to include the plural where the context so requires.

         If more than one party shall execute this Note, the term "Maker" as used herein shall mean all parties signing this Modification Note, and each one of them, and all such parties, their respective heirs, executors, administrators, successors and assigns, shall be, jointly and severally, obligated hereunder. As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction and in particular the term "Maker" shall be so construed.


                              ADDITIONAL COVENANTS

         1. Minimum Loan Advances. All loan advances under this Note shall be in a minimum amount of $500,000.


         2. Interest Rate. The outstanding principal amount of this Note outstanding from time to time shall bear interest at the Interest Rate (as defined below). Interest shall be calculated on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed. As used herein, the phrase "Interest Rate" shall mean, as applicable, the Prime Rate or the LIBOR Rate.

         3. Prime Rate. Subject to the right of Maker to convert the interest rate as provided in Section 4 below, the principal balance of this Note outstanding from time to time shall bear interest at the Prime Rate per annum. As used herein, the phrase "Prime Rate" means the rate in effect from time to time as set by the Bank and called its Prime Rate. The effective date of any change in the Prime Rate shall for purposes hereof be the date the rate is changed by the Bank. The Bank shall not be obligated to give notice of any change in the Prime Rate.

         4. Interest Rate Conversion Option. (a) Notwithstanding the foregoing, the Maker shall provide the Bank with written or oral notice to elect the LIBOR Rate (as defined below) plus one and one-quarter of one percent (1.25%).

         (b) LIBOR Rate. (i) For purposes hereof, the phrase "LIBOR Rate" means the per annum rate of interest at which U.S. dollar deposits in an amount comparable to the amount of the relevant LIBOR Rate loan and for a period equal to the relevant "Interest Period" (hereinafter defined) are offered generally to the Bank (rounded upward if necessary, to the nearest 1/16 of 1.00%) in the London Interbank Eurodollar market at 11:00 a.m. (London time) two banking days prior to the commencement of each Interest Period, such rate to remain fixed for such Interest Period; and "Interest Period" shall mean successive one, two or three month periods as selected from time to time by the Maker by notice given to the Bank not less than three banking days prior to the first day of each respective Interest Period; provided that: (a) each such one, two or three month period occurring after such initial period shall commence on the day on which the next preceding period expires; (b) the final Interest Period shall be such that its expiration occurs on or before the stated maturity date of the Note; and (c) if for any reason the Maker shall fail to select an Interest Period on a timely basis, then it shall be deemed to have selected a one month Interest Period, with the exception that if at any time an Interest Period expires less than one month before the maturity date of the Note, then, for the period commencing on such expiration date and ending on the maturity date, such LIBOR Rate loan shall convert to a loan bearing interest at the Prime Rate.

         (ii) The Bank's determination of LIBOR as provided above shall be conclusive, absent manifest error. Furthermore, if the Bank determines, in good faith (which determination shall be conclusive, absent manifest error), prior to the commencement of any Interest Period that (a) U.S. dollar deposits of sufficient amount and maturity for funding any LIBOR Rate loan are not available to the Bank in the London Interbank Eurodollar market in the ordinary course of business, or (b) by reason of circumstances affecting the London Interbank Eurodollar market, adequate and fair means do not exist for ascertaining the rate of interest to be applicable to the relevant LIBOR Rate loan, the Bank shall promptly notify the Maker and such LIBOR Rate loan shall automatically convert on the last day of its then-current Interest Period to a loan bearing interest at the Prime Rate minus one and four-tenths of one percent (-1.40%). If after the date hereof either (a) the introduction of, or any change in any applicable law, treaty, rule, regulation or guideline or in the interpretation or administration thereof by any governmental regulation or any central bank or other fiscal, monetary or other authority having jurisdiction over the Bank or its lending office (a "Regulatory Change"), shall, in the opinion of counsel to the Bank, makes it unlawful for the Bank to make or maintain any LIBOR Rate loan evidenced hereby or (b) for any other reason the LIBOR Rate loan funding becomes unavailable to the Bank, then the Bank shall promptly notify the Maker and such LIBOR Rate loan shall automatically convert on the last day of its then-current Interest Period to a loan bearing interest at the Prime Rate minus one and four-tenths of one percent (-1.40%).

         (iii) If, for any reason, any LIBOR Rate loan is paid prior to the last banking day of its then-current Interest Period, the Maker agrees to indemnify the Bank against any loss (including any loss on redeployment of the funds repaid), cost or expense incurred by the Bank as a result of such prepayment. Of any Regulatory Change (whether or not having the force of law) shall (a) impose, modify or deem applicable any assessment, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of or loans by, or any other acquisition of funds or disbursements by, the Bank; (b) subject the Bank or any LIBOR Rate loan to any tax, duty, charge, stamp tax or fee or change the basis of taxation of payment to the Bank of principal or interest due from the Maker to the Bank hereunder (other than a change of the taxation of the overall net inform of the Bank); or (c) impose on the Bank any other condition regarding such LIBOR Rate loan or the Bank's funding thereof, and the Bank shall determine (which determination shall be conclusive, absent manifest error) that the result of the foregoing is to increase the cost to the Bank of making or maintaining such LIBOR Rate loan or to reduce the amount of principal or interest received by the Bank hereunder, then the Maker shall pay the Bank, on demand, such additional amounts as the Bank shall, from time to time, determine are sufficient to compensate and indemnify the Bank for such increased cost or reduced amount.

If Maker shall fail to indicate an interest rate option as aforesaid for any loan advance, such advance shall be deemed to bear interest at the Prime Rate option as set forth above.

         5. Payments. This Note shall be repaid as follows:

         (i) Interest on the portion of the unpaid principal balance bearing interest at the Prime Rate shall be payable quarterly in arrears, commencing on June 1, 2001 and continuing quarterly thereafter.

         (ii) Interest on each LIBOR Rate loan shall be payable on the last banking day of each Interest Period with respect thereto.

         (iii) A final payment equal to the total principal then remaining unpaid, plus accrued interest, shall be paid on November 1, 2001. Any amount of principal or interest which is not paid when due, whether at the stated maturity, by acceleration or otherwise, shall bear interest payable on demand at an interest rate per annum equal at all times to the then applicable Interest Rate plus two percent (2%).

         6. Principal Prepayments. Prepayments of Prime Rate loans are permitted at any time, together with all interest accrued thereon to the date of prepayment, without premium or penalty.

         7. Commitment Fee. Maker shall pay to the Bank a commitment fee in the amount of one-quarter of one percent (1/4%) per annum of the unused portion of the loan commitment evidenced by this Note, which fee shall be payable quarterly, in arrears, beginning on June 1, 2001.

         8. Indebtedness Prohibited. Maker shall not, directly or indirectly, be liable for, create, assume, incur or permit to exist any senior indebtedness whether as primary obligor, guarantor, surety or otherwise, including, without limitation, purchase money indebtedness except (a) indebtedness in favor of the Bank, and (b) indebtedness for liens for taxes or other governmental charges incurred in the ordinary course of business.

         9. Reports. Maker shall maintain a standard and modern system of accounting, on the accrual basis of accounting and in all respects in accordance with generally accepted accounting principles ("GAAP"), and shall furnish to the Bank or its authorized representatives such information respecting the business affairs, operations and financial condition of the Maker as may be reasonably requested. Maker shall also deliver to the Bank the following:

         (A) Within forty-five (45) days after the end of each accounting quarter, a Call Report on Maker or any subsidiary as furnished to the appropriate regulatory authority, all in reasonable detail and certified by a principal financial officer of Maker that the statements fairly present the financial condition of Maker or any subsidiary as of the balance sheet date and the results of their operations for the period shown; and

         (B) Within one hundred twenty (120) days after the end of the end of the fiscal year of Maker, a copy of the annual audit report of Maker and any subsidiary, prepared in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding fiscal year, prepared, signed by and bearing an unqualified opinion of independent certified public accountants satisfactory to Bank; and

         (C) Promptly upon receipt thereof, copies of any other report submitted to Maker or its subsidiaries by certified public accountants in connection with any annual or interim audit of the books made by such accountants as from time to time may be reasonably requested by Bank; and

         (D) Promptly upon Bank's request, copies of all financial statements and reports sent by Undersigned or its subsidiaries to their stockholders and any and all regular and periodic reports that may be required to be filed by Maker or any subsidiary with the Securities and Exchange Commission, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corp., the Board of Governors of the Federal Reserve System and any other governmental agency having enforceable jurisdiction over the business and affairs of Maker or any subsidiary; and

         (E) With reasonable promptness, such other data and information as from time to time may be reasonably requested by Bank.

         IN WITNESS WHEREOF, the Maker has executed this Modification Note on the day and year first above written.

                                           GREAT SOUTHERN BANCORP, INC.


                                           By:      /s/ Rex A. Copeland
                                                    ----------------------------
                                           Its:     Treasurer
                                                    ----------------------------


                              INFORMATIONAL NOTICE

The Prime Rate on the date of this Note is ____% which Prime Rate is subject to change from time to time as provided in this Note.

                           MODIFICATION REVOLVING NOTE

Chicago, Illinois                                        Dated: November 1, 2001
$12,000,000                                                Due: November 1, 2002


         This Modification Note is dated as of November 1, 2001, by and between GREAT SOUTHERN BANCORP, INC. (the "Maker") and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the "Bank"), having an address of 135 South LaSalle Street, Chicago, Illinois 60603.

         A. The Bank made a loan to the Maker evidenced by a certain Revolving Note dated October 8, 1999 signed by the Maker and payable to the order of the Bank, in the amount of $15,000,000, as modified by the Modification Revolving Note date June 26, 2000 in the amount of $25,000,000) and a Modification Revolving Note dated November 1, 2000 in the amount of $25,000,000 (the "Original Note") (collectively, the Original Note, as extended from time to time and as extended by this Modification Note, is referred to herein as the "Note"); and

         B. Maker desires to extend the maturity date of the loan and make certain other modifications, and the Bank is willing, subject to certain conditions, to such extension and other modifications in accordance with the terms of this Modification Note.

         NOW, THEREFORE, in consideration of these premises and the conditions and covenants contained herein, the parties agree as follows:

         The indebtedness initially evidenced by the Original Note shall be re-evidenced by this Modification Note and shall continue to be secured by all collateral securing the Original Note, including, without limitation, 100% of the common stock of Great Southern Bank and any stock splits, substitutions, proceeds or dividends thereon.

         This Modification Note is not being delivered in payment for the Original Note and is not intended to constitute a novation therefor. To the extent the provisions of this Modification Note are inconsistent or conflict with the terms of the Original Note or any other prior note evidencing the same indebtedness, the provisions of this Modification Note shall govern and control. In all other respects, the existing terms, conditions and provisions of the Original Note, including, without limitation, any late charges or expenses, remain in full force and effect and shall be incorporated by reference herein.

         If payment hereunder becomes due and payable on a Saturday, Sunday, or legal holiday under the laws of the United States or the State of Illinois, the due date hereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate specified during such extension period.

         Upon the occurrence of any one or more of the following: (a) default in the payment of any installment when due hereunder, or (b) default under the Original Note, any prior note evidencing the same indebtedness, this Modification Note or any of the Loan Documents, or (c) default under any other agreement now existing or hereafter entered into between the Maker and the Bank, the holder of the Note, in its sole discretion, may declare the entire remaining balance on the Note, including all accrued and unpaid interest to be immediately due and payable. Failure to exercise this option shall not waive the right of the holder to exercise the same in the event of a later default.

         Demand, presentment, protest, notice of non-payment and protest are hereby waived by Maker.

         This Modification Note has been delivered and shall be deemed to have been made at Chicago, Illinois and shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Illinois. Whenever possible each provision of the Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Note. Whenever in the Note there is reference made to Bank or Maker, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of the Note shall be binding upon and inure to the benefit of said successors and assigns, as applicable. Maker's successors and assigns shall include, without limitation a receiver, trustee or debtor-in-possession of or for Maker. All references to the singular shall be deemed to include the plural where the context so requires.

         If more than one party shall execute this Note, the term "Maker" as used herein shall mean all parties signing this Modification Note, and each one of them, and all such parties, their respective heirs, executors, administrators, successors and assigns, shall be, jointly and severally, obligated hereunder. As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction and in particular the term "Maker" shall be so construed.


                              ADDITIONAL COVENANTS

         1. Minimum Loan Advances. All loan advances under this Note shall be in a minimum amount of $250,000.

         2. Interest Rate. The outstanding principal amount of this Note outstanding from time to time shall bear interest at the Interest Rate (as defined below). Interest shall be calculated on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed. As used herein, the phrase "Interest Rate" shall mean, as applicable, the Prime Rate or the LIBOR Rate.

         3. Prime Rate. Subject to the right of Maker to convert the interest rate as provided in Section 4 below, the principal balance of this Note outstanding from time to time shall bear interest at the Prime Rate per annum. As used herein, the phrase "Prime Rate" means the rate in effect from time to time as set by the Bank and called its Prime Rate. The effective date of any change in the Prime Rate shall for purposes hereof be the date the rate is changed by the Bank. The Bank shall not be obligated to give notice of any change in the Prime Rate.

         4. Interest Rate Conversion Option. (a) Notwithstanding the foregoing, the Maker shall provide the Bank with written or oral notice to elect the LIBOR Rate (as defined below) plus one and one-quarter of one percent (1 1/4%).

         (b) LIBOR Rate. (i) For purposes hereof, the phrase "LIBOR Rate" means the per annum rate of interest at which U.S. dollar deposits in an amount comparable to the amount of the relevant LIBOR Rate loan and for a period equal to the relevant "Interest Period" (hereinafter defined) are offered generally to the Bank (rounded upward if necessary, to the nearest 1/16 of 1.00%) in the London Interbank Eurodollar market at 11:00 a.m. (London time) two banking days prior to the commencement of each Interest Period, such rate to remain fixed for such Interest Period; and "Interest Period" shall mean successive one, two or three month periods as selected from time to time by the Maker by notice given to the Bank not less than three banking days prior to the first day of each respective Interest Period; provided that: (a) each such one, two or three month period occurring after such initial period shall commence on the day on which the next preceding period expires; (b) the final Interest Period shall be such that its expiration occurs on or before the stated maturity date of the Note; and (c) if for any reason the Maker shall fail to select an Interest Period on a timely basis, then it shall be deemed to have selected a one month Interest Period, with the exception that if at any time an Interest Period expires less than one month before the maturity date of the Note, then, for the period commencing on such expiration date and ending on the maturity date, such LIBOR Rate loan shall convert to a loan bearing interest at the Prime Rate.

         (ii) The Bank's determination of LIBOR as provided above shall be conclusive, absent manifest error. Furthermore, if the Bank determines, in good faith (which determination shall be conclusive, absent manifest error), prior to the commencement of any Interest Period that (a) U.S. dollar deposits of sufficient amount and maturity for funding any LIBOR Rate loan are not available to the Bank in the London Interbank Eurodollar market in the ordinary course of business, or (b) by reason of circumstances affecting the London Interbank Eurodollar market, adequate and fair means do not exist for ascertaining the rate of interest to be applicable to the relevant LIBOR Rate loan, the Bank shall promptly notify the Maker and such LIBOR Rate loan shall automatically convert on the last day of its then-current Interest Period to a loan bearing interest at the Prime Rate minus one and four-tenths of one percent (-1.40%). If after the date hereof either (a) the introduction of, or any change in any applicable law, treaty, rule, regulation or guideline or in the interpretation or administration thereof by any governmental regulation or any central bank or other fiscal, monetary or other authority having jurisdiction over the Bank or its lending office (a "Regulatory Change"), shall, in the opinion of counsel to the Bank, makes it unlawful for the Bank to make or maintain any LIBOR Rate loan evidenced hereby or (b) for any other reason the LIBOR Rate loan funding becomes unavailable to the Bank, then the Bank shall promptly notify the Maker and such LIBOR Rate loan shall automatically convert on the last day of its then-current Interest Period to a loan bearing interest at the Prime Rate minus one and four-tenths of one percent (-1.40%).

         (iii) If, for any reason, any LIBOR Rate loan is paid prior to the last banking day of its then-current Interest Period, the Maker agrees to indemnify the Bank against any loss (including any loss on redeployment of the funds repaid), cost or expense incurred by the Bank as a result of such prepayment. Of any Regulatory Change (whether or not having the force of law) shall (a) impose, modify or deem applicable any assessment, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of or loans by, or any other acquisition of funds or disbursements by, the Bank; (b) subject the Bank or any LIBOR Rate loan to any tax, duty, charge, stamp tax or fee or change the basis of taxation of payment to the Bank of principal or interest due from the Maker to the Bank hereunder (other than a change of the taxation of the overall net inform of the Bank); or (c) impose on the Bank any other condition regarding such LIBOR Rate loan or the Bank's funding thereof, and the Bank shall determine (which determination shall be conclusive, absent manifest error) that the result of the foregoing is to increase the cost to the Bank of making or maintaining such LIBOR Rate loan or to reduce the amount of principal or interest received by the Bank hereunder, then the Maker shall pay the Bank, on demand, such additional amounts as the Bank shall, from time to time, determine are sufficient to compensate and indemnify the Bank for such increased cost or reduced amount.

If Maker shall fail to indicate an interest rate option as aforesaid for any loan advance, such advance shall be deemed to bear interest at the Prime Rate option as set forth above.

         5. Payments. This Note shall be repaid as follows:

         (i) Interest on the portion of the unpaid principal balance bearing interest at the Prime Rate shall be payable quarterly in arrears, commencing on February 1, 2002 and continuing quarterly thereafter.

         (ii) Interest on each LIBOR Rate loan shall be payable on the last banking day of each Interest Period with respect thereto.

         (iii) A final payment equal to the total principal then remaining unpaid, plus accrued interest, shall be paid on November 1, 2002. Any amount of principal or interest which is not paid when due, whether at the stated maturity, by acceleration or otherwise, shall bear interest payable on demand at an interest rate per annum equal at all times to the then applicable Interest Rate plus two percent (2%).

         6. Principal Prepayments. Prepayments of Prime Rate loans are permitted at any time, together with all interest accrued thereon to the date of prepayment, without premium or penalty.

         7. Commitment Fee. Maker shall pay to the Bank a commitment fee in the amount of one-quarter of one percent (1/4%) per annum of the unused portion of the loan commitment evidenced by this Note, which fee shall be payable quarterly, in arrears, beginning on December 1, 2001.

         8. Indebtedness Prohibited. Maker shall not, directly or indirectly, be liable for, create, assume, incur or permit to exist any senior indebtedness whether as primary obligor, guarantor, surety or otherwise, including, without limitation, purchase money indebtedness except (a) indebtedness in favor of the Bank, (b) indebtedness for liens for taxes or other governmental charges incurred in the ordinary course of business; and (c) debt created by the issuance of additional shares of Trust Preferred Stock.

         9. Reports. Maker shall maintain a standard and modern system of accounting, on the accrual basis of accounting and in all respects in accordance with generally accepted accounting principles ("GAAP"), and shall furnish to the Bank or its authorized representatives such information respecting the business affairs, operations and financial condition of the Maker as may be reasonably requested. Maker shall also deliver to the Bank the following:

         (A) Within forty-five (45) days after the end of each accounting quarter, a Call Report on Maker or any subsidiary as furnished to the appropriate regulatory authority, all in reasonable detail and certified by a principal financial officer of Maker that the statements fairly present the financial condition of Maker or any subsidiary as of the balance sheet date and the results of their operations for the period shown; and

         (B) Within one hundred twenty (120) days after the end of the end of the fiscal year of Maker, a copy of the annual audit report of Maker and any subsidiary, prepared in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding fiscal year, prepared, signed by and bearing an unqualified opinion of independent certified public accountants satisfactory to Bank; and

         (C) Promptly upon receipt thereof, copies of any other report submitted to Maker or its subsidiaries by certified public accountants in connection with any annual or interim audit of the books made by such accountants as from time to time may be reasonably requested by Bank; and

         (D) Promptly upon Bank's request, copies of all financial statements and reports sent by Undersigned or its subsidiaries to their stockholders and any and all regular and periodic reports that may be required to be filed by Maker or any subsidiary with the Securities and Exchange Commission, the Office of the Comptroller of the Currency, the Federal Deposit Insurance Corp., the Board of Governors of the Federal Reserve System and any other governmental agency having enforceable jurisdiction over the business and affairs of Maker or any subsidiary; and

         (E) maintain such capital as is necessary to cause the Maker or its subsidiaries to be classified as a "Well Capitalized" institution in accordance with the regulations of the FDIC, currently measured on the basis of information filed by Borrower in its quarterly Consolidated Report of Income and Condition (the "Call Report") as follows:

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

          (i)  Total Capital to Risk-Weighted Assets of not less than 10%;

          (ii) Tier 1 Capital to Risk-Weighted Assets of not less than 6%; and

          (iii)Tier 1 Capital to average Total Assets of not less than 5%. For the purposes of this subsection (E)(iii), the average Total Assets shall be determined on the basis of information contained in the preceding four (4) Call Reports;

         (F) cause the ratio of non-performing loans to the primary capital of the Subsidiary to be not more than twenty-five percent (25%) at all times. For purposes of this section, "primary capital" shall mean the sum of the common stock, surplus and retained earning accounts plus the reserve for loan and lease losses, and "non-performing loans" shall mean the sum of all non-accrual loans and loans on which any payment is ninety (90) or more days past due;

         (G) With reasonable promptness, such other data and information as from time to time may be reasonably requested by Bank.

         IN WITNESS WHEREOF, the Maker has executed this Modification Note on the day and year first above written.

                                       GREAT SOUTHERN BANCORP, INC.


                                       By:      /s/ Rex A. Copeland
                                                ----------------------------
                                       Its:     Treasurer
                                                ----------------------------






                              INFORMATIONAL NOTICE

The Prime Rate on the date of this Note is ____% which Prime Rate is subject to change from time to time as provided in this Note.


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